UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO FORM 8-K FILED ON MAY 4, 2006

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 3, 2006

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

271 Mill Road
Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01                                             Financial Statements and Exhibits.

On May 4, 2006, Datawatch Corporation (the “Registrant”) filed a current report on Form 8-K to report its acquisition of certain assets from ClearStory Systems, Inc. (the “Seller”), which comprised the Seller’s Integrated Document Archiving and Retrieval Systems (“IDARS”) business.

This Amendment No. 1 to Current Report on Form 8-K/A contains the information required by Item 9.01 of Form 8-K relating to the acquisition of IDARS.

       The following financial statements are filed as part of this report:

(a)             Financial Statements of Business Acquired

(1)            The audited balance sheets of ClearStory Systems, Inc. Integrated Document Archiving and Retrieval Systems (“IDARS”) business as of March 31, 2006 and 2005 and the related statements of operations and cash flows for the two years ended March 31, 2006 together with the report thereon of MillerEllin & Company LLP are attached as Exhibit 99.1.

(b)            Pro Forma Financial Information

(1)            The unaudited pro forma combined condensed balance sheet of the Registrant as of March 31, 2006 and the unaudited pro forma combined condensed statements of operations for the six months ended March 31, 2006 and the twelve months ended September 30, 2005, giving effect to the acquisition of the IDARS business from ClearStory Systems, Inc., are being filed as Exhibit 99.2 to this Form 8-K/A and are included herein.

(c)             Exhibits

23.1     Consent of MillerEllin & Company LLP

99.1     The audited balance sheets of ClearStory Systems, Inc. Integrated Document Archiving and Retrieval Systems (“IDARS”) business as of March 31, 2006 and 2005 and the related statements of operations and cash flows for the two years ended March 31, 2006 together with the report thereon of MillerEllin & Company LLP.

99.2     The unaudited pro forma combined condensed balance sheet of the Registrant as of March 31, 2006 and the unaudited pro forma combined condensed statements of operations for the six months ended March 31, 2006 and the twelve months ended September 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date: July 14, 2006
	By:	/s/ Robert W. Hagger
Name: Robert W. Hagger
Title: President and Chief Executive Officer

EXHIBIT INDEX

23.1     Consent of MillerEllin & Company LLP

99.1     The audited balance sheets of ClearStory Systems, Inc. Integrated Document Archiving and Retrieval Systems (“IDARS”) business as of March 31, 2006 and 2005 and the related statements of operations and cash flows for the two years ended March 31, 2006 together with the report thereon of MillerEllin & Company LLP.

99.2     The unaudited pro forma combined condensed balance sheet of the Company as of March 31, 2006 and the unaudited pro forma combined condensed statements of operations for the six months ended March 31, 2006 and the twelve months ended September 30, 2005.